                                 CHIRON CORPORATION
                           NOTICE OF GRANT OF STOCK OPTION

Chiron Corporation
4560 Horton Street
Emeryville, CA  94608
ID:  94-2754624

< < First_Name > > < < Last_Name > >         Option Number:   < < Number > >
< < Address_Line_1 > >                       Plan:            < < Plan > >
< < City, > > < < State > > < < Zip_Code > > ID:              < < SSN > >

You have been granted a(n) < < Long_Type > > to buy < < Shares_Granted > > shares of Chiron Corporation stock at < < Option_Price > > per share, effective as of < < Option_Date > > (the "Option Grant Date").
     Your shares become exercisable as follows:
          < < Shares_Period_1 > > shares vest on  < < Vest_Date_Period_1 > >
          < < Shares_Period_2 > > shares will vest monthly thereafter with full vest on < < Vest_Date_Period_2 > >

     This Option will expire ten years from the Option Grant Date above.

     This Option shall become exercisable in accordance with the above-described schedule. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of employment. In no event may this Option be exercised for any fractional shares.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Chiron Corporation 1991 Stock Option Plan as amended (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the 1997-1 Form Stock Option Agreement attached hereto as Exhibit A. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     NO EMPLOYMENT CONTRACT. Nothing in this Notice or in the attached 1997-1 Form Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in the employ of the Corporation or any affiliate or constitute any contract or agreement of employment or interfere in any way with the right of the Corporation or an affiliate to reduce such Optionee's compensation or to terminate Optionee's employment at any time, with or without cause; but nothing contained in this Notice shall affect any contractual rights of Optionee pursuant to a written employment agreement.

     WITHHOLDING. The Option holder agrees, as a condition to the exercise of this Option, to make appropriate arrangements with the Committee, the Corporation, or any subsidiary that employs the Option holder for the satisfaction of any federal, state or local income and employment tax withholding requirements applicable to the exercise of this Option or the sale of shares acquired under this Option.

     DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached 1997-1 Form Stock Option Agreement.

DATED: ____________, ____             CHIRON CORPORATION


                              By:
                                    -------------------------------------------
                              Title:    President and Chief Executive Officer
                                    -------------------------------------------

ATTACHMENT
EXHIBIT A: 1997-1 FORM STOCK OPTION AGREEMENT

                                      EXHIBIT A

                                 CHIRON CORPORATION
                         1997-1 FORM STOCK OPTION AGREEMENT


A.   MANNER OF EXERCISING OPTION.

     1. This Option is exercisable by delivering notice in such form and to such person as the Corporation may designate. The exercise date will be the date that this notice is delivered ("Exercise Date").

     2. Upon exercise, the Optionee must deliver to the Corporation full payment of the Exercise Price in one or more of the following forms: cash, shares of Common Stock of the Corporation held by the Option holder for the requisite period to avoid a charge to the Corporation's earnings and valued as of the Exercise Date, or delivery in a manner approved by the Corporation of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Exercise Price.

     3. In order to assist the Optionee in the acquisition of shares of Common Stock pursuant to this Agreement, the Committee may (but is not required to) authorize, under such terms and conditions as it may determine, the extension of a loan to Optionee from the Corporation, the payment by Optionee of the Exercise Price in installments, or a guarantee by the Corporation of a loan obtained by Optionee from a third party.

     4. The Option holder will furnish to the Corporation such documentation as the Corporation may request to verify that the Optionee has the right to exercise this Option.

     5. For purposes of this Option, the Fair Market Value of a share of Common Stock on any relevant date will be determined in accordance with the following provisions:

          a. If the Common Stock is not at the time listed or admitted to trading on any stock exchange, then the Fair Market Value will be the average between the reported high price and the reported low price on the date in question of one share of Common Stock in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system.

          b. If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value will be the average between the reported high price and the reported low price on the date in question of one share of Common Stock on the stock exchange that is the primary market for the stock, as such prices are officially quoted on such exchange.

          c. If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, if the Committee determines that neither subparagraph (i) nor subparagraph (ii) above reflects Fair Market Value) then the Fair Market Value will be determined by the Committee after taking into account such factors as the Committee deems appropriate.

B. TERMINATION. This Option will cease to be exercisable and will expire prior to the Expiration Date should one of the following provisions become applicable. For purposes of these provisions, the terms "employee" and "employment" include service as an employee, an independent contractor or a consultant.

          a. Should Optionee cease to be an employee of the Corporation or its subsidiaries (other than by reason of death, permanent disability or termination for cause as specified below) at any time during the option term, then the period for exercising this Option will be reduced to a three (3) month period commencing with the date of such cessation of employee status, but in no event will this Option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this Option may not be exercised for more than that number of Option Shares (if any) for which it is exercisable on the date of Optionee's cessation of employment status. Upon the expiration of such limited period or (if earlier) upon the Expiration Date, this Option will terminate and cease to be outstanding.

          b. Should Optionee die while this Option is outstanding, the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) will have the right to exercise this Option, but only with respect to that number of Option Shares (if any) for which the Option is exercisable on the date of Optionee's death. This right will lapse and this Option will cease to be exercisable upon the earlier of (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (B) the Expiration Date.

          c. Should Optionee become permanently disabled and cease by reason thereof to be an employee of the Corporation or its subsidiaries at any time during the option term, then Optionee will have a period of twelve (12) months (commencing with the date of such cessation of employee status) during which to exercise this Option; provided, however, that in no event will this Option be exercisable at any time after the Expiration Date. During this limited period of exercisability, the Option may not be exercised for more than that number of Option Shares (if any) for which it is exercisable on the date of Optionee's cessation of employment. Optionee will be deemed to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than 12 months, unable to engage in any substantial gainful employment. Upon expiration of the limited period of exercisability or (if earlier) on the Expiration Date, this Option will terminate and cease to be outstanding.

          d. If Optionee's employment is terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure of confidential information or trade secrets), then this Option will terminate and cease to be outstanding on the date of such termination of employment.

C.   CHANGE IN CONTROL.

     1. In the event the Corporation or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Corporation by means of sale, merger, reorganization or liquidation then this Option, to the extent not previously exercised or terminated, will become exercisable, immediately prior to the consummation of such sale, merger, reorganization or liquidation with respect to the full number of shares of

Common Stock purchasable under such option. However, no such acceleration of the Exercise Date will occur if the terms of the agreement require, as a prerequisite to consummation of any such sale, merger, reorganization or liquidation, that each such outstanding option will be either assumed by the successor corporation or the parent thereof or replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof. The determination of such comparability will be made by the Committee, and its determination will be final, binding and conclusive. Upon consummation of the sale, merger, reorganization or liquidation contemplated by the agreement, this Option, whether or not accelerated, will terminate and cease to be exercisable, unless assumed pursuant to a written agreement by the successor corporation or parent thereof.

     2. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

D. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

E. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

F. NONTRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. The terms of this Option are binding upon the executors, administrators, successors and assigns of the Optionee.

G.   COMPLIANCE WITH LAWS AND REGULATIONS.

     1. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.

     2. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

H. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

I. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

J. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this Option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

          a. This Option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this Option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an employee for any reason other than death or permanent disability or (B) more than twelve (12) months after the date Optionee ceases to be an employee by reason of death or permanent disability.

          b. No installment under this Option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this Option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any parent or subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this Option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

          c. Should the exercisability of this Option be accelerated upon a Change in Control, then this Option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option first becomes exercisable in the calendar year in which the Change in Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this Option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any parent or subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Change in Control, the Option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

          d. Should Optionee hold, in addition to this Option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this Option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.